Exhibit 32.1

CERTIFICATIONS PURSUANT

TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report

on Form 10-Q for the quarter

ended June 30, 2021 of Everest

Re Group,
Ltd., a

company organized

under the

laws of

Bermuda (the

“Company”), filed

with the

Securities and

Exchange
Commission on the date hereof (the “Report”), the undersigned hereby certify,

pursuant to 18 U.S.C. ss. 1350, as
enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The

Report

fully

complies

with

the

requirements

of

section

13(a)
or

15(d)
of

the

Securities
Exchange Act of 1934, and

2.
The

information

contained

in

the

Report

fairly

presents,

in

all
material

respects,

the

financial
condition and results of operations of the Company.

August 5, 2021

/S/ JUAN C. ANDRADE
Juan C. Andrade
President and
Chief Executive Officer

/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer